                                                                     OGF&R DRAFT
                                                                         4/18/94
                                                                     EXHIBIT 1.1
                                6,626,440 Shares

                            LARIZZA INDUSTRIES, INC.

                                  Common Stock

                             UNDERWRITING AGREEMENT
                            ------------------------

                                                      April __, 1994



PAINEWEBBER INCORPORATED
MCDONALD & COMPANY SECURITIES, INC.
RONEY & CO.
  As Representatives of the
  several Underwriters
c/o PaineWebber Incorporated
  1285 Avenue of the Americas
  New York, New York 10019

Dear Sirs:

   The persons named in Schedule I (the "Selling Shareholders") propose to sell an aggregate of 6,626,440 shares (the "U.S. Firm Shares") of the Common Stock, no par value per share (the "Common Stock"), of Larizza Industries, Inc., an Ohio corporation (the "Company"), which shares are to be sold by the Selling Shareholders in the respective amounts set forth opposite their respective names in Schedule I, in each case to you and to the several other U.S. underwriters named in Schedule II (collectively, the "U.S. Underwriters"), for whom PaineWebber Incorporated ("PaineWebber"), McDonald & Company Securities, Inc. and Roney & Co. are acting as representatives (collectively, the "Representatives"), in connection with the offer and sale of shares of Common Stock in the United States to "United States Persons" (as hereinafter defined). The Company has agreed to grant to you and the several other U.S. Underwriters an option (the "Option") to purchase up to an additional 1,240,000 shares of Common Stock (the "Option Shares") on the terms and for the purposes set forth in Section 1(b). The U.S. Firm Shares and the Option Shares are hereinafter collectively referred to as the "U.S. Shares" and the "International Shares" (as hereinafter defined) and the U.S. Shares are referred to collectively herein as the "Shares". It is understood that the Company and the Selling Shareholders are concurrently entering into an agreement (the "International Underwriting Agreement") providing for the sale by the Selling Shareholders of an aggregate of 1,656,600 shares of Common Stock (the "International Shares"), through arrangements with certain underwriters outside the United States (the "International Underwriters"), for whom PaineWebber International (U.K.) Ltd. and McDonald & Company Securities, Inc. are acting as lead managers (the "Managers"), in connection with the offering and the sale of such shares of Common Stock outside the United States to persons other than United States or Canadian Persons. As used herein, "United States or Canadian Person" shall mean any individual who is resident in the United States or Canada or any corporation, pension, profit-sharing or other trust or other entity organized under or governed by the laws of the United States or Canada or of any political subdivision thereof (other than the foreign branch of any United States or Canadian Person), and shall include any United States or Canadian branch of a person other than a

United States or Canadian Person; and "United States" shall mean the United States of America, its territories, possessions and all areas subject to its jurisdiction.

   The U.S. Underwriters have entered into an agreement with the International Underwriters (the "Agreement Between U.S. Underwriters and International Underwriters") contemplating the coordination of certain transactions between the U.S. Underwriters and the International Underwriters and any such transactions between the U.S. Underwriters and the International Underwriters shall be governed by the Agreement Between U.S. Underwriters and International Underwriters and shall not be governed by the terms of this Agreement.

   The public offering price per share for the U.S. Shares and the purchase price per share for the U.S. Shares to be paid by the several U.S.
Underwriters shall be agreed upon by the Company, the Selling Shareholders and the Representatives, acting on behalf of the several U.S. Underwriters, and such agreement shall be set forth in a separate written instrument substantially in the form of Exhibit A hereto (the "U.S. Price Determination Agreement"). The U.S. Price Determination Agreement may take the form of an exchange of any standard form of written telecommunication among the Company, the Selling Shareholders and the Representatives and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the U.S. Shares will be governed by this Agreement, as supplemented by the U.S. Price Determination Agreement. From and after the date of the execution and delivery of the U.S. Price Determination Agreement, this Agreement shall be deemed to incorporate, and, unless the context otherwise indicates, all references contained herein to "this Agreement" and to the phrase "herein" shall be deemed to include the U.S. Price Determination Agreement. The public offering price per share and the purchase price per share for the International Shares to be paid by the several International Underwriters pursuant to the International Underwriting Agreement shall be set forth in a separate agreement (the "International Price Determination Agreement"), the form of which is attached to the International Underwriting Agreement. From and after the date of the execution and delivery of the International Price Determination Agreement, unless the context otherwise indicates, all references contained herein to the "International Underwriting Agreement" shall be deemed to include the International Price Determination Agreement. The purchase price per share for the International Shares to be paid by the several International Underwriters shall be identical to the purchase price per share for the U.S. Shares to be paid by the several U.S. Underwriters hereunder.

   Each Selling Shareholder has executed and delivered a Custody Agreement in the form attached hereto as Exhibit B (the "Custody Agreement") pursuant to which each Selling Shareholder has placed its U.S. Firm Shares and International Shares in custody.

   The Company and the Selling Shareholders confirm as follows their respective agreements with the Representatives and the several other U.S. Underwriters.

   1.  Agreement to Sell and Purchase.

       (a) On the basis of the respective representations, warranties and agreements of the Company and the Selling Shareholders herein contained and subject to all the terms and conditions of this Agreement, (i) each of the Selling Shareholders, severally and not jointly, agrees to sell to the several U.S. Underwriters the number of U.S. Firm Shares set forth opposite the name of such Selling Shareholder on Schedule I and (ii) each of the U.S. Underwriters, severally and not jointly, agrees to purchase from the Selling Shareholders, at the purchase price per share for the U.S. Firm Shares to be agreed upon by the Representatives, the Company and the Selling Shareholders in accordance with
Section 1(c) or 1(d) and set forth in the U.S. Price Determination Agreement, the


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
number of U.S. Firm Shares set forth opposite the name of such U.S. Underwriter in Schedule II, plus such additional number of U.S. Firm Shares which such U.S. Underwriter may become obligated to purchase pursuant to
Section 9 hereof. If the Company elects to rely on Rule 430A (as hereinafter defined), Schedule II may be attached to the U.S. Price Determination Agreement.

       (b) Subject to all the terms and conditions of this Agreement, the Company grants the Option to the several U.S. Underwriters to purchase, severally and not jointly, up to 1,240,000 Option Shares from the Company at the same price per share as the U.S. Underwriters shall pay for the U.S. Firm Shares. The Option may be exercised only to cover over-allotments in the sale of the U.S. Firm Shares by the U.S. Underwriters and may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of this Agreement (or, if the Company has elected to rely on Rule 430A, on or before the 30th day after the date of the U.S. Price Determination Agreement), upon written or telegraphic notice (the "Option Shares Notice") by PaineWebber to the Company no later than 12:00 noon, New York City time, at least two and no more than five business days before the date specified for closing in the Option Shares Notice (the "Option Closing Date") setting forth the aggregate number of Option Shares to be purchased and the time and date for such purchase. On the Option Closing Date, the Company will issue and sell to the U.S. Underwriters the number of Option Shares set forth in the Option Shares Notice, and each U.S. Underwriter will purchase such percentage of the Option Shares as is equal to the percentage of U.S. Firm Shares that such U.S. Underwriter is purchasing, as adjusted by the Representatives in such manner as they deem advisable to avoid fractional shares.

       (c) If the Company has elected not to rely on Rule 430A, the public offering price per share for the U.S. Firm Shares and the purchase price per share for the U.S. Firm Shares to be paid by the several U.S. Underwriters shall be agreed upon and set forth in the U.S. Price Determination Agreement, which shall be dated the date hereof, and an amendment to the Registration Statement (as hereinafter defined) containing such per share price information shall be filed before the Registration Statement becomes effective.

       (d) If the Company has elected to rely on Rule 430A, the public offering price per share for the U.S. Firm Shares and the purchase price per share for the U.S. Firm Shares to be paid by the several U.S. Underwriters shall be agreed upon and set forth in the U.S. Price Determination Agreement. In the event that the U.S. Price Determination Agreement has not been executed by the close of business on the fourth business day following the date on which the Registration Statement becomes effective, this Agreement shall terminate forthwith, without liability of any party to any other party except that
Section 7 shall remain in effect.

   2. Delivery and Payment. Delivery of the U.S. Firm Shares shall be made to the Representatives for the accounts of the U.S. Underwriters against payment of the purchase price by certified or official bank checks payable in New York Clearing House (next-day) funds to the order of each of the Selling Shareholders at the office of PaineWebber Incorporated, 1285 Avenue of the Americas, New York, New York 10019. Such payment shall be made at 10:00 a.m., New York City time, on the fifth business day following the date of this Agreement or, if the Company has elected to rely on Rule 430A, the fifth business day after the date on which the first bona fide offering of the U.S. Firm Shares to the public is made by the U.S. Underwriters or at such time on such other date, not later than seven business days after the date of this Agreement, as may be agreed upon by the Company and the Representatives (such date is hereinafter referred to as the "Closing Date").

   To the extent the Option is exercised, delivery of the Option Shares against payment by the U.S. Underwriters (in the manner specified above except that the check shall be payable to the order


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of the Company) will take place at the offices specified above for the Closing
Date at the time and date (which may be the Closing Date) specified in the Option Shares Notice.

   Certificates evidencing the U.S. Shares shall be in definitive form and shall be registered in such names and in such denominations as the Representatives shall request at least two business days prior to the Closing Date or the Option Closing Date, as the case may be, by written notice to the Company. For the purpose of expediting the checking and packaging of certificates for the U.S. Shares, the Company agrees to make such certificates available for inspection at least 24 hours prior to the Closing Date or the Option Closing Date, as the case may be.

   The cost of original issue tax stamps, if any, in connection with the issuance and delivery of the Option Shares by the Company to the respective U.S. Underwriters shall be borne by the Company. The cost of tax stamps, if any, in connection with the sale of the U.S. Firm Shares by the Selling Shareholders shall be borne by the relevant Selling Shareholders. The Company and each Selling Shareholder severally with respect to the U.S. Firm Shares sold by such Selling Shareholders will pay and save each U.S. Underwriter and any subsequent holder of the Shares harmless from any and all liabilities with respect to or resulting from any failure or delay in paying Federal and state stamp and other transfer taxes, if any, which may be payable or determined to be payable in connection with the sale or original issuance to such U.S. Underwriter of such U.S. Firm Shares and Option Shares, respectively.

   3. Representations and Warranties of the Company. The Company represents, warrants and covenants to each U.S. Underwriter and each Selling Shareholder that:

       (a) A registration statement (Registration No. 033-52641) on Form S-1 relating to the Shares, including a preliminary prospectus and such amendments to such registration statement as may have been required to the date of this Agreement, has been prepared by the Company under the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (collectively referred to as the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, and has been filed with the Commission. The registration statement contains forms of two preliminary prospectuses to be used in connection with the offering and sale of the Shares: a United States preliminary prospectus (the "United States Preliminary Prospectus") relating to the U.S. Shares and an international preliminary prospectus (the "International Preliminary Prospectus") relating to the International Shares. The United States Preliminary Prospectus and the International Preliminary Prospectus are referred to collectively herein as the "preliminary prospectus". The International Preliminary Prospectus is identical to the United States Preliminary Prospectus, except for differences in the outside front cover page, the inside front cover page, the back cover page, the text of the section headed "Underwriting" and the section headed "Certain United States Tax Consequences to Non-United States Holders." The term "preliminary prospectus" as used herein means a preliminary prospectus as contemplated by Rule 430 or Rule 430A ("Rule 430A") of the Rules and Regulations included at any time as part of the registration statement. Copies of such registration statement and amendments have been delivered to the Representatives and the Managers, copies of each related United States Preliminary Prospectus have been delivered to the Representatives and copies of each related International Preliminary Prospectus have been delivered to the Managers. If such registration statement has not become effective, a further amendment to such registration statement, including a form of final prospectus, necessary to permit such registration statement to become effective will be filed promptly by the Company with the Commission. If such registration statement has become effective, a final prospectus containing information permitted to be omitted at the time of effectiveness by Rule 430A will be filed by the Company with the Commission in accordance with Rule 424(b) of the Rules and Regulations promptly after execution and delivery of the U.S. Price Determination Agreement. The



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term "Registration Statement" means the registration statement as amended at the time it becomes or became effective (the "Effective Date"), including financial statements and all exhibits and any information deemed to be included by Rule 430A. The term "Prospectus" means, collectively, (i) a prospectus relating to the U.S. Shares (the "United States Prospectus") and (ii) a prospectus relating to the International Shares (the "International Prospectus"), in the respective forms they are first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations or, if no such filing is required, the forms of final prospectuses included in the Registration Statement at the Effective Date.

       (b) On the Effective Date, the date the Prospectus is first filed with the Commission pursuant to Rule 424(b) (if required), at all times subsequent to the Effective Date up to and including the Closing Date and, if later, the Option Closing Date and when any post-effective amendment to the Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, the Registration Statement and the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement thereto), including the financial statements included in the Prospectus, did or will comply with all applicable provisions of the Act and the Rules and Regulations and will contain all statements required to be stated therein in accordance with the Act and the Rules and Regulations. On the Effective Date and when any post-effective amendment to the Registration Statement becomes effective, no part of the Registration Statement or any such amendment did or will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. At the Effective Date, the date the Prospectus or any amendment or supplement to the Prospectus is filed with the Commission and at the Closing Date and, if later, the Option Closing Date, the Prospectus did not or will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing representations and warranties in this
Section 3(b) do not apply to any statements or omissions made in reliance on and in conformity with information (i) relating to any U.S. Underwriter or International Underwriter furnished in writing to the Company by the Representatives or the Managers specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereto or (ii) relating to any Selling Shareholder furnished to the Company in writing by or on behalf of any Selling Shareholder expressly for use therein under the heading "Principal and Selling Shareholders". For all purposes of this Agreement, (v) the statements contained in the Registration Statements and Prospectus in the first paragraph under the heading "Underwriting" that lists the members of the underwriting syndicate and the number of U.S. Firm Shares to be purchased thereby, (w) the amounts of the selling concession and reallowance set forth in the third paragraph under such heading, (x) the fifth paragraph under such heading, (y) the paragraph on the inside front cover page of the Prospectus relating to possible stabilization transactions and (z) the last paragraph of the cover page of the Prospectus constitute the only information relating to any U.S. Underwriter or International Underwriter furnished in writing to the Company by the Representatives or the Managers specifically for inclusion in the United States Preliminary Prospectus, the Registration Statement or the United States Prospectus. Neither the Company nor any of the Selling Shareholders has distributed any offering material in connection with the offering or sale of the Shares other than the Registration Statement, the preliminary prospectus, the Prospectus or any other materials, if any, permitted by the Act.

       (c) The only subsidiaries (as defined in the Rules and Regulations) of the Company are the subsidiaries listed on Exhibit 21 to the Registration Statement (the "subsidiaries"). The Company and each of its subsidiaries is, and at the Closing Date will be, a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Company and each of its subsidiaries has, and at the Closing Date will have, full corporate power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by



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
it and to conduct its business as described in the Registration Statement and the Prospectus. The Company and each of its subsidiaries is, and at the Closing Date will be, duly licensed or qualified to do business and in good standing as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not have a material adverse effect on the Company and its subsidiaries, taken as a whole. Except for the subsidiaries and as disclosed in the Registration Statement, the Company does not own, and at the Closing Date will not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity. Complete and correct copies of the articles of incorporation and of the by-laws of the Company and each of its subsidiaries and all amendments thereto have been delivered to the Representatives and the Managers, and no changes therein will be made subsequent to the date hereof and prior to the Closing Date or, if later, the Option Closing Date.

       (d) The outstanding shares of Common Stock have been, and to the extent the Option is exercised, the Shares to be issued and sold by the Company upon such issuance will be, duly authorized, validly issued, fully paid and nonassessable and will not be subject to any preemptive or similar right. The description of the Common Stock in the Registration Statement and the Prospectus is, and at the Closing Date will be, complete and accurate in all material respects. Except as set forth in the Prospectus, the Company does not have outstanding, and at the Closing Date will not have outstanding, any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any shares of Common Stock, any shares of capital stock of any subsidiary or any such warrants, convertible securities or obligations.

       (e) The financial statements and schedules included in the Registration Statement or the Prospectus present fairly the consolidated financial condition of the Company as of the respective dates thereof and the consolidated results of operations and cash flows of the Company for the respective periods covered thereby, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the entire period involved, except as otherwise disclosed in the Prospectus. No other financial statements or schedules of the Company are required by the Act or the Rules and Regulations to be included in the Registration Statement or the Prospectus. KPMG Peat Marwick (the "Accountants"), who have reported on such financial statements and schedules, are independent accountants with respect to the Company as required by the Act and the Rules and Regulations. The statements included in the Registration Statement with respect to the Accountants pursuant to Rule 509 of Regulation S-K of the Rules and Regulations are true and correct in all material respects.

       (f) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

       (g) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and prior to the Closing Date, except as set forth in or contemplated by the Registration Statement and the Prospectus, (i) there has not been and will not have



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
been any material adverse change in the capitalization of the Company, or in the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole, arising for any reason whatsoever, (ii) neither the Company nor any of its subsidiaries has incurred nor will it incur any material liabilities or obligations, direct or contingent, not in the ordinary course of business, nor has it entered into nor will it enter into any material transactions, not in the ordinary course of business, other than pursuant to this Agreement and the transactions referred to herein and (iii) the Company has not and will not have paid or declared any dividends or other distributions of any kind on any class of its capital stock.

       (h) The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

       (i) There are no actions, suits or proceedings pending or, to the Company's knowledge, threatened against the Company, any of its property or any of its subsidiaries or any of their respective officers in their capacity as such, before or by any Federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding would reasonably be likely to materially and adversely affect the Company and its subsidiaries, taken as a whole, or their business, properties, business prospects, condition (financial or otherwise) or results of operations.

       (j) The Company and each of its subsidiaries has, and at the Closing Date will have, (i) all material governmental licenses, permits, consents, orders, approvals and other authorizations necessary to carry on its business as contemplated in the Prospectus, (ii) complied in all material respects with all laws, regulations and orders applicable to it or its business and (iii) performed all its obligations required to be performed by it, and is not, and at the Closing Date will not be, in default, under any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement, lease, contract or other agreement or instrument (collectively, a "contract or other agreement") to which it is a party or by which its property is bound, all to the extent that the failure to so perform or such default would reasonably be likely to materially and adversely affect the Company and its subsidiaries, taken as a whole, or their business, properties, business prospects, condition (financial or otherwise) or results of operations. To the best knowledge of the Company and each of its subsidiaries, no other party under any contract or other agreement to which it is a party is in default in any material respect thereunder. Neither the Company nor any of its subsidiaries is, nor at the Closing Date will any of them be, in violation of any provision of its articles of incorporation or by-laws.

       (k) No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required for the consummation by the Company of the transactions on its part contemplated herein and in the International Underwriting Agreement, except such as may be required under the Act or the Rules and Regulations and such as may be required under state or foreign securities or Blue Sky laws or the by-laws and rules of the National Association of Securities Dealers, Inc. (the "NASD") in connection with the purchase and distribution by the U.S. Underwriters of the U.S. Shares.

       (l) The Company has full corporate power and authority to enter into this Agreement and the International Underwriting Agreement. Each of this Agreement and the International Underwriting Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company and is enforceable against the Company in accordance with the terms thereof and hereof, except to the extent that the enforceability hereof and thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law). The performance of this Agreement and the International Underwriting Agreement and the consummation of the transactions contemplated hereby and thereby by the Company will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any of its subsidiaries pursuant to the terms or provisions of, or result in a material breach or material violation of any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, any material provisions of the articles of incorporation or by-laws of the Company or any of its subsidiaries, any material contract or other material agreement to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of its properties is bound, or violate or conflict with any material judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to the Company or any of its subsidiaries or any of their properties.

       (m) The Company and each of its subsidiaries has good and marketable title to all properties and assets described in the Prospectus as owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as are described or referred to in the Prospectus or are not material to the business of the Company and its subsidiaries, taken as a whole. The Company and each of its subsidiaries has valid, subsisting and enforceable leases for the properties described in the Prospectus as leased by it, with such exceptions as are not material and do not materially interfere with the use made or proposed in the Prospectus to be made of such properties by the Company and such subsidiaries.

       (n) There is no document or contract of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required. All such contracts to which the Company or any subsidiary is a party have been duly authorized, executed and delivered by the Company or such subsidiary, constitute valid and binding agreements of the Company or such subsidiary and are enforceable against the Company or such subsidiary in accordance with the terms thereof.

       (o) No statement, representation, warranty or covenant made by the Company in this Agreement or in the International Underwriting Agreement or made in any certificate or document required by this Agreement or the International Underwriting Agreement to be delivered to the Representatives or the Managers was or will be, when made, inaccurate, untrue or incorrect.

       (p) Neither the Company nor any of its directors, officers or controlling persons has taken, directly or indirectly, any action intended, or which might reasonably be expected, to cause or result, under the Act or otherwise, in, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares, pursuant to the distribution contemplated by this Agreement.

       (q) No holder of securities of the Company has rights to the registration of any securities of the Company because of the filing of the Registration Statement.

       (r) Prior to the Closing Date, the Shares will be duly authorized for listing by the American Stock Exchange upon official notice of issuance.

       (s) Neither the Company nor any of its subsidiaries is involved in any labor dispute nor, to the knowledge of the Company, is any such dispute threatened.



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
       (t) The Company and its subsidiaries own, or are licensed or otherwise have the full right to use, all material trademarks and trade names which are used in or necessary for the current conduct of their respective businesses as described in the Prospectus. No claims have been asserted by any person against the Company or any of its subsidiaries regarding the use of any such trademarks or trade names or challenging or questioning the validity or effectiveness of any such trademark or trade name. The use, in connection with the business and operations of the Company and its subsidiaries of such trademarks and trade names does not, to the Company's knowledge, infringe on the rights of any person.

       (u) Neither the Company nor any of its subsidiaries nor, to the Company's knowledge, any employee or agent of the Company or any subsidiary has made any payment of funds of the Company or any subsidiary or received or retained any funds in violation of any law, rule or regulation which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus.

   4. Representations and Warranties of the Selling Shareholders. Each Selling Shareholder, severally and not jointly, represents, warrants and covenants to each U.S. Underwriter that:

       (a) Such Selling Shareholder has full power and authority to enter into this Agreement, the International Underwriting Agreement and the Custody Agreement. All authorizations and consents necessary for the execution and delivery by such Selling Shareholder of the Custody Agreement, this Agreement and the International Underwriting Agreement have been given. Each of the Custody Agreement, this Agreement and the International Underwriting Agreement has been duly authorized, executed and delivered by such Selling Shareholder and constitutes a valid and binding agreement of such Selling Shareholder and is enforceable against such Selling Shareholder in accordance with the terms thereof and hereof, except to the extent that the enforceability hereof and thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

       (b) Such Selling Shareholder now has, and at the time of delivery thereof hereunder will have, (i) good and marketable title to the Shares to be sold by such Selling Shareholder hereunder, free and clear of all liens, encumbrances and claims whatsoever (other than pursuant to the Custody Agreement), and (ii) full legal right and power, and all authorizations and approvals required by law, to sell, transfer and deliver such Shares to the U.S. Underwriters hereunder and to the International Underwriters under the International Underwriting Agreement and to make the representations, warranties and agreements made by such Selling Shareholder herein and therein. Upon the delivery of and payment for such Shares hereunder or thereunder, such Selling Shareholder will deliver good and marketable title thereto, free and clear of all liens, encumbrances and claims whatsoever created at or subsequent to the issuance to such Selling Shareholder of the Shares.

       (c) On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares to be sold by such Selling Shareholder to the several U.S. Underwriters hereunder and the International Underwriters under the International Underwriting Agreement will have been fully paid or provided for by such Selling Shareholder and all laws imposing such taxes will have been fully complied with.

       (d) The performance of this Agreement and the International Underwriting Agreement and the consummation of the transactions contemplated hereby and thereby will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of such Selling

Shareholder pursuant to the terms or provisions of, or result in a material breach or material violation of any of the terms or provisions of, or constitute a default under, or result in the acceleration of any obligation under, any material provisions of the organizational documents of such Selling Shareholder or any material contract or other material agreement to which such Selling Shareholder is a party or by which such Selling Shareholder or any of its property is bound or affected, or under any material ruling, decree, judgment, order, statute, rule or regulation of any court or other governmental agency or body having jurisdiction over such Selling Shareholder or the property of such Selling Shareholder.

       (e) No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required for the consummation by such Selling Shareholder of the transactions on its part contemplated herein, in the International Underwriting Agreement and in the Custody Agreement, except such as may be required under the Act or the Rules and Regulations and under state securities or Blue Sky laws or the by-laws and rules of the NASD in connection with the purchase and distribution by the U.S. Underwriters of the Shares to be sold by such Selling Shareholder.

       (f) All information with respect to such Selling Shareholder contained in the Registration Statement and the Prospectus (as amended or supplemented, if the Company shall have filed with the Commission any amendment or supplement thereto) under the heading "Principal and Selling Shareholders" does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

       (g) Other than as permitted by the Act and the Rules and Regulations, such Selling Shareholder has not distributed and will not distribute any preliminary prospectus, the Prospectus or any other offering material in connection with the offering and sale of the Shares. Such Selling Shareholder has not taken, directly or indirectly, any action designed, or which might reasonably be expected, to cause or result in, under the Act or otherwise, or which has caused or resulted in, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

       (h) Certificates in negotiable form for the U.S. Firm Shares and the International Shares to be sold hereunder by such Selling Shareholder have been placed in custody, for the purpose of making delivery of such U.S. Firm Shares and International Shares under this Agreement, the International Underwriting Agreement and under the Custody Agreement which appoints Internationale Nederlanden (U.S.) Capital Corporation ("ING Capital") as custodian (the "Custodian") for each Selling Shareholder. Such Selling Shareholder agrees that the Shares represented by the certificates held in custody for it under the Custody Agreement are for the benefit of and coupled with and subject to the interest hereunder of the Custodian, the U.S. Underwriters, the International Underwriters, each other Selling Shareholder and the Company, that the arrangements made by such Selling Shareholder for such custody and the appointment of the Custodian by such Selling Shareholder are irrevocable, and that the obligations of such Selling Shareholder hereunder and under the International Underwriting Agreement shall not be terminated by operation of law, whether by the death, disability, incapacity or liquidation of any Selling Shareholder or the occurrence of any other event. If any Selling Shareholder should be liquidated or if any other such event should occur before the delivery of the Shares hereunder or under the International Underwriting Agreement, certificates for the Shares shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement and the International Underwriting Agreement and actions taken by the Custodian pursuant to the Custody Agreement shall be as valid as if such liquidation or other event had not occurred, regardless of whether or not the Custodian shall have received notice thereof.

   5. Agreements of the Company and the Selling Shareholders. The Company and the Selling Shareholders (as to Sections 5(i), (j), (n) and (o)) agree, severally and not jointly, with the several U.S. Underwriters as follows:

       (a) The Company will not, either prior to the Effective Date or thereafter during such period as the Prospectus is required by law to be delivered in connection with sales of the Shares by a U.S. Underwriter, International Underwriter or dealer, file any amendment or supplement to the Registration Statement or the Prospectus, unless a copy thereof shall first have been submitted to the Representatives and the Managers within a reasonable period of time prior to the filing thereof and the Representatives and the Managers shall not have objected thereto in good faith.

       (b) The Company will use its best efforts to cause the Registration Statement to become effective, and will notify the Representatives and the Managers promptly, and will confirm such advice in writing, (1) when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective, (2) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (3) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose or the threat thereof, (4) of the happening of any event during the period mentioned in the second sentence of Section 5(e) that in the judgment of the Company makes any statement of material fact made in the Registration Statement or the Prospectus untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in light of the circumstances in which they are made, not materially misleading and (5) of receipt by the Company or any representative or attorney of the Company of any other communication from the Commission relating to the Company, the Registration Statement, any preliminary prospectus or the Prospectus. If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible moment. If the Company has omitted any information from the Registration Statement pursuant to Rule 430A, the Company will use its best efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to said Rule 430A and to notify the Representatives and the Managers promptly of all such filings.

       (c) The Company will furnish to the Representatives and the Managers, without charge, six copies of the Registration Statement and of any post-effective amendment thereto, including financial statements and schedules, and all exhibits thereto, and will furnish to the Representatives and the Managers, without charge, for transmittal to each of the other U.S. Underwriters and the International Underwriters, a copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules but without exhibits.

       (d) The Company will comply with all the provisions of any undertakings contained in the Registration Statement.

       (e) On the Effective Date or the date the U.S. Price Determination Agreement and the International Price Determination Agreement are executed, if later, and thereafter from time to time, the Company will deliver (i) to each of the U.S. Underwriters, without charge, as many copies of the United States Prospectus or any amendment or supplement thereto as the Representatives may reasonably request and (ii) to each of the International Underwriters, without charge, as many copies of the International Prospectus or any amendment or supplement thereto as the Managers may reasonably request. The Company consents to the use of the Prospectus or any amendment or supplement thereto by the several U.S. Underwriters and the International Underwriters and by all dealers to whom the Shares may be sold, both in connection with the offering or sale of the Shares and for any period of time thereafter during which the Prospectus is required by law to be delivered in connection therewith. If during such period of time any event shall occur which in the judgment of the Company or counsel to the U.S. Underwriters should be set forth in the Prospectus in order to make any statement therein, in the light of the circumstances under which it was made, not misleading, or if it is necessary to supplement or amend the Prospectus to comply with law, the Company will forthwith prepare and duly file with the Commission an appropriate supplement or amendment thereto, and will deliver to each of the U.S. Underwriters, without charge, such number of copies thereof as the Representatives may reasonably request and will deliver to each of the Managers, without charge, such number of copies of such supplement or amendment to the International Prospectus as the Managers may reasonably request.

       (f) Prior to any public offering of the Shares by the U.S. Underwriters and the International Underwriters, the Company will cooperate with the Representatives and the Managers and counsel to the U.S. Underwriters and the International Underwriters in connection with the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives and the Managers may reasonably request; provided, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject.

       (g) During the period of five years commencing on the Effective Date, the Company will furnish to the Representatives and the Managers and each other U.S. Underwriter and International Underwriter who may so request copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its capital stock, and will furnish to the Representatives, the Managers and each other U.S. Underwriter and International Underwriter who may so request a copy of each annual or other report it shall be required to file with the Commission.

       (h) The Company will make generally available to holders of its securities as soon as may be practicable but in no event later than the last day of the fifteenth full calendar month following the calendar quarter in which the Effective Date falls, an earnings statement (which need not be audited but shall be in reasonable detail) for a period of 12 months commencing after the Effective Date, and satisfying the provisions of Section 11(a) of the Act (including Rule 158 of the Rules and Regulations).

       (i) Whether or not the transactions contemplated by this Agreement or the International Underwriting Agreement are consummated or this Agreement or the International Underwriting Agreement is terminated, the Company and the Selling Shareholders, severally and not jointly, in such proportions (aggregating 100%) as is set forth in that certain letter agreement dated March 4, 1994, among such parties (the "Letter Agreement"), will pay, or reimburse if paid by the Representatives or the Managers, all costs and expenses incident to the performance of the obligations of the Company and the Selling Shareholders under this Agreement and the International Underwriting Agreement, including but not limited to costs and expenses of or relating to
(1) the preparation by the Company and printing and filing of the Registration Statement and exhibits to it, each preliminary prospectus, the Prospectus and any amendment or supplement to the Registration Statement or the Prospectus during the period specified in Section 5(e), (2) the preparation and delivery of certificates representing the Shares, (3) the printing of this Agreement, the International Underwriting Agreement, the Agreement Between U.S. Underwriters and International Underwriters, the Agreement Among Underwriters, the Agreement Among International Underwriters, any Dealer Agreements, any

Underwriters' Questionnaire and the Custody Agreement, (4) furnishing (including costs of shipping and mailing) such copies of the Registration Statement, the Prospectus and any preliminary prospectus, and all amendments and supplements thereto, as may be requested for use in connection with the offering and sale of the Shares by the U.S. Underwriters, the International Underwriters or by dealers to whom Shares may be sold, (5) the listing of the Shares on the American Stock Exchange, (6) any filings required to be made by the U.S. Underwriters and the International Underwriters with the NASD, and the fees, disbursements, and other charges of counsel for such U.S. and International Underwriters in connection therewith, (7) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions designated pursuant to Section 5(f), including the fees, disbursements and other charges of counsel to the U.S. Underwriters and the International Underwriters in connection therewith, and the preparation and printing of preliminary, supplemental and final Blue Sky memoranda, (8) counsel to the Company and counsel to the Selling Shareholders and (9) the transfer agent for the Shares.

       (j) If this Agreement or the International Underwriting Agreement shall be terminated by the Company or the Selling Shareholders pursuant to any of the provisions hereof or thereof (otherwise than pursuant to Section 9) or if for any reason the Company or any Selling Shareholder shall be unable to perform its obligations hereunder, the Company and the Selling Shareholders, severally and not jointly, in such proportions (aggregating 100%) as is set forth in the Letter Agreement, will reimburse the several U.S. Underwriters and the International Underwriters for all out-of-pocket expenses (including the fees, disbursements and other charges of counsel to the U.S. Underwriters and the International Underwriters) reasonably incurred by them in connection herewith.

       (k) The Company will not at any time, directly or indirectly, take any action intended, or which might reasonably be expected, to cause or result in, or which will constitute, stabilization of the price of the shares of Common Stock to facilitate the sale or resale of any of the Shares.

       (l) To the extent the Option is exercised, the Company will apply the net proceeds from the offering and sale of the Shares to be sold by the Company in the manner set forth in the Prospectus under "Use of Proceeds."

       (m) The Company will not, and will cause each of its executive officers, directors and each beneficial owner of more than 5% of the outstanding shares of Common Stock (other than the Selling Shareholders) to enter into agreements with the Representatives and the Managers in the form set forth in Exhibit C to the effect that they will not, for a period of 90 days after the commencement of the public offering of the Shares, without the prior written consent of PaineWebber, sell, contract to sell or otherwise dispose of any shares of Common Stock or rights to acquire such shares (other than pursuant to employee stock option plans or in connection with other employee incentive compensation arrangements).

       (n) As soon as any Selling Shareholder is advised thereof, such Selling Shareholder will advise the Representatives and the Managers and confirm such advice in writing, (1) of receipt by such Selling Shareholder, or by any representative of such Selling Shareholder, of any communication from the Commission addressed to such Selling Shareholder relating to the Registration Statement, the Prospectus or any preliminary prospectus, or any notice or order of the Commission addressed to such Selling Shareholder relating to the Company or any of the Selling Shareholders in connection with the transactions contemplated by this Agreement or the International Underwriting Agreement and
(2) of the happening of any event during the period mentioned in the second sentence of Section 5(e) that in the judgment of such Selling Shareholder makes any statement of material fact made in the Registration Statement or the Prospectus with respect to such Selling Shareholder under the heading "Principal and Selling Shareholders" untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in light of the circumstances in which they were made, not misleading.

       (o) The Selling Shareholders will deliver to the Representatives and the Managers prior to or on the Effective Date a properly completed and executed United States Treasury Department Form (i) W-8, in the case of Oppenheimer International Horizon Fund, Ltd. ("Horizon Fund"), and (ii) W-9, in the case of each of Oppenheimer Horizon Partners, L.P. ("Horizon Partners") and Oppenheimer Institutional Horizon Partners, L.P. ("Institutional Horizon Partners") (or other applicable forms or statements specified by Treasury Department regulations in lieu thereof).

   6. Conditions of the Obligations of the U.S. Underwriters. In addition to the execution and delivery of the U.S. Price Determination Agreement, the obligations of each U.S. Underwriter hereunder are subject to the following conditions:

       (a) Notification that the Registration Statement has become effective shall be received by the Representatives and the Managers not later than 5:00 p.m., New York City time, on the date of this Agreement and the International Underwriting Agreement or at such later date and time as shall be consented to in writing by the Representatives and the Managers and all filings required by Rule 424 of the Rules and Regulations and Rule 430A shall have been made.

       (b)(i) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall be pending or threatened by the Commission, (ii) no order suspending the effectiveness of the Registration Statement or the qualification or registration of the Shares under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before or threatened or contemplated by the Commission or the authorities of any such jurisdiction, (iii) any request for additional information on the part of the staff of the Commission or any such authorities shall have been complied with to the satisfaction of the staff of the Commission or such authorities and (iv) after the date hereof no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to the Representatives and the Managers and the Representatives and the Managers did not object thereto in good faith, and the Representatives and the Managers shall have received certificates, dated the Closing Date and the Option Closing Date and signed by the Chief Executive Officer or the Chairman of the Board of Directors of the Company and the Chief Financial Officer of the Company (who may rely upon the best of their information and belief), to the effect of clauses (i), (ii) and
(iii).

       (c) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there shall not have been a material adverse change in the general affairs, business, business prospects, properties, management, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Registration Statement and the Prospectus and (ii) neither the Company nor any of its subsidiaries shall have sustained any material loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement and the Prospectus, if in the judgment of the Representatives and the Managers any such development makes it impracticable or inadvisable to consummate the sale and delivery of the Shares by the U.S. Underwriters and the International Underwriters at the public offering price.

       (d) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against the Company or any of its subsidiaries or any of their respective officers or directors in their capacities as such, before or by any Federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling, decision or finding would materially and adversely affect the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and its subsidiaries taken as a whole.

       (e) Each of the representations and warranties of the Company and the Selling Shareholders contained herein and in the International Underwriting Agreement shall be true and correct in all material respects at the Closing Date and, with respect to the Option Shares, at the Option Closing Date, as if made at the Closing Date and, with respect to the Option Shares, at the Option Closing Date, and all covenants and agreements contained herein and in the International Underwriting Agreement to be performed on the part of the Company and the Selling Shareholders and all conditions contained herein and therein to be fulfilled or complied with by the Company and the Selling Shareholders at or prior to the Closing Date and, with respect to the Option Shares, at or prior to the Option Closing Date, shall have been duly performed, fulfilled or complied with.

       (f) The Representatives, the Managers and the Selling Shareholders shall have received an opinion, dated the Closing Date and, with respect to the
Option Shares, the Option Closing Date, and satisfactory in form and substance to counsel for the U.S. Underwriters and the International Underwriters, from
(v) Honigman Miller Schwartz and Cohn, U.S. counsel to the Company, to the
effect set forth in Exhibit D; (w) [     ], Canadian counsel to the Company, to
the effect set forth in Exhibit E; (x) William Austin, Esq., General Counsel of ING Capital; (y) Schulte Roth and Zabel, counsel to each of Oppenheimer & Co., Inc. ("Oppenheimer"), Horizon Partners, Institutional Horizon Partners, [and Horizon Fund]; in each case, to the effect set forth in Exhibit F, except that White & Case shall render for each Selling Shareholder the title opinion contained in the first paragraph, and the opinion contained in the fifth paragraph, as set forth in Exhibit F; and (z) [ ], counsel to The & Trust, to the effect set forth in Exhibit G.

       (g) The Representatives and the Managers shall have received an opinion, dated the Closing Date and the Option Closing Date, from Olshan Grundman Frome & Rosenzweig, counsel to the U.S. Underwriters, with respect to the Registration Statement, the Prospectus and this Agreement and the International Underwriting Agreement, which opinion shall be satisfactory in all respects to the Representatives and the Managers.

       (h) Concurrently with the execution and delivery of this Agreement and the International Underwriting Agreement, or, if the Company elects to rely on Rule 430A, on the date of the United States Prospectus, the Accountants shall have furnished to the Representatives and the Managers a letter, dated the date of its delivery, addressed to the Representatives and the Managers and in form and substance satisfactory to the Representatives and the Managers, confirming that they are independent accountants with respect to the Company as required by the Act and the Rules and Regulations and with respect to the financial and other statistical and numerical information contained in the Registration Statement. At the Closing Date and, as to the Option Shares, the Option Closing Date, the Accountants shall have furnished to the Representatives and the Managers a letter, dated the date of its delivery, which shall confirm, on the basis of a review in accordance with the procedures set forth in the letter from the Accountants, that nothing has come to their attention during the period from the date of the letter referred to in the prior sentence to a date (specified in the letter) not more than five days prior to the Closing Date and the Option Closing Date which would require any change in their letter dated the date hereof if it were required to be dated and delivered at the Closing Date and the Option Closing Date.

       (i) Concurrently with the execution and delivery of this Agreement and the International Underwriting Agreement or, if the Company elects to rely on Rule 430A, on the date of the United States Prospectus, and at the Closing Date and, as to the Option Shares, the Option Closing Date, there shall be furnished to the Representatives, the Managers and the Selling Shareholders an accurate certificate, dated the date of its delivery, signed by each of the Chief Executive Officer and the Chief Financial Officer of the Company, in form and substance satisfactory to the Representatives and the Managers, to the effect that:

            (i) Each signer of such certificate has carefully examined the Registration Statement and the Prospectus and (A) as of the date of such certificate, such documents are true and correct in all material respects and do not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not untrue or misleading and (B) in the case of the certificate delivered at the Closing Date and the Option Closing Date, since the Effective Date no event has occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein not untrue or misleading in any material respect.

            (ii) Each of the representations and warranties of the Company contained in this Agreement and in the International Underwriting Agreement were, when originally made, and are, at the time such certificate is delivered, true and correct in all material respects.

            (iii) Each of the covenants required herein and in the International Underwriting Agreement to be performed by the Company on or prior to the date of such certificate has been duly, timely and fully performed in all material respects and each condition herein required or therein to be complied with by the Company on or prior to the delivery of such certificate has been duly, timely and fully complied with in all material respects.

       (j) Concurrently with the execution and delivery of this Agreement and the International Underwriting Agreement or, if the Company elects to rely on Rule 430A, on the date of the United States Prospectus, and at the Closing Date and, as to the Option Shares, the Option Closing Date, there shall have been furnished to the Representatives and the Managers an accurate certificate, dated the date of its delivery, signed by each of the Selling Shareholders, in form and substance satisfactory to the Representatives and the Managers, to the effect that the representations and warranties of each of the Selling Shareholders contained herein and therein are true and correct in all material respects on and as of the date of such certificate as if made on and as of the date of such certificate, and each of the covenants and conditions required herein to be performed or complied with by the Selling Shareholders on or prior to the date of such certificate has been duly, timely and fully performed or complied with in all material respects.

       (k) On or prior to the Closing Date, the Representatives and the Managers shall have received the executed agreements referred to in Section 5(m).

       (l) The Shares shall be qualified for sale in such states as the Representatives and the Managers may reasonably request, each such qualification shall be in effect and not subject to any stop order or other proceeding on the Closing Date and the Option Closing Date.

       (m) Prior to the Closing Date, the Shares shall have been duly authorized for listing by the American Stock Exchange upon official notice of issuance.

       (n) The Company and the Selling Shareholders shall have furnished to the Representatives and the Managers such certificates, in addition to those specifically mentioned herein, as the Representatives and the Managers may have reasonably requested as to the accuracy and completeness in all material respects at the Closing Date and the Option Closing Date of any statement in the Registration Statement or the Prospectus, as to the accuracy in all material respects at the Closing Date and the Option Closing Date of the representations and warranties of the Company and the Selling Shareholders contained herein and in the International Underwriting Agreement, as to the performance in all material respects by the Company and the Selling
Shareholders of its and their respective obligations hereunder and thereunder, or as to the fulfillment in all material respects of the conditions concurrent and precedent to the obligations hereunder and thereunder of the Representatives and the Managers.

       (o) The closing of the purchase and sale of the International Shares pursuant to the International Underwriting Agreement shall occur concurrently with the purchase and sale of the U.S. Firm Shares hereunder.

   7.  Indemnification.

       (a) The Company will indemnify and hold harmless each U.S. Underwriter, the directors, officers, employees and agents of each U.S. Underwriter and each person, if any, who controls each U.S. Underwriter within the meaning of
Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against any and all losses, claims, liabilities, expenses and damages (including any and all investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any preliminary prospectus or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus, or the omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading, provided that the Company will not be liable to the extent that such loss, claim, liability, expense or damage arises from the sale of the U.S. Shares in the public offering to any person by a U.S. Underwriter and arises out of or is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information (i) relating to any U.S. Underwriter furnished in writing to the Company by the Representatives expressly for inclusion in the Registration Statement, any United States Preliminary Prospectus or the United States Prospectus or any amendment or supplement thereto, or (ii) relating to the Selling Shareholders furnished to the Company in writing by or on behalf of any Selling Shareholder expressly for use therein under the heading "Principal and Selling Shareholders"; provided, however, that the foregoing indemnity with respect to any preliminary prospectus or the Prospectus shall not inure to the benefit of any U.S. Underwriter from whom the person asserting any such losses, claims, liabilities, expenses or damages purchased Shares, or any director, officer, employee or agent of, or person controlling, such U.S. Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such U.S. Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, liability, expense or damage. This indemnity agreement will be in addition to any liability that the Company might otherwise have.

       (b) The Company will indemnify and hold harmless each of the Selling Shareholders, the directors, officers, employees and agents of each Selling Shareholder and each person, if any, who controls each Selling Shareholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, liabilities, expenses and damages (including any and all investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any preliminary prospectus or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus furnished by the Company, or the omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading, provided that the Company will not be liable to the extent that such loss, claim, liability, expense or damage arises from the sale of the U.S. Shares in the public offering to any person by a U.S. Underwriter and arises out of or is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information (i) relating to the Selling Shareholders furnished in writing to the Company by or on behalf of any Selling Shareholders expressly for inclusion in the Registration Statement, any United States Preliminary Prospectus or the United States Prospectus or amendment or supplement thereto under the heading "Principal and Selling Shareholders", or (ii) relating to any U.S. Underwriter furnished to the Company in writing by the Representatives expressly for inclusion therein; provided, however, that the foregoing indemnity with respect to any preliminary prospectus or the Prospectus shall not inure to the benefit of any Selling Shareholder, or any director, officer, employee or agent of, or person controlling, such Selling Shareholder, if a copy of the Prospectus (as then amended or supplemented if Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of the U.S. Underwriter from whom the person asserting any such losses, claims, liabilities, expenses or damages purchased Shares, to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, liability, expense or damage. This indemnity agreement will be in addition to any liability that the Company might otherwise have.

       (c) Each Selling Shareholder will indemnify and hold harmless each U.S. Underwriter, the Company, the directors, officers, employees and agents of each U.S. Underwriter or the Company and each person, if any, who controls each U.S. Underwriter or the Company within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Selling Shareholder but only to the extent that such loss, claim, liability, expense or damage arises out of or is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to such Selling Shareholder furnished in writing to the Company by or on behalf of such Selling Shareholder expressly for inclusion in the Registration Statement, any United States Preliminary Prospectus or the United States Prospectus or any amendment or supplement thereto under the heading "Principal and Selling Shareholders"; provided, however, that the foregoing indemnity with respect to any preliminary prospectus or the Prospectus shall not inure to the benefit of any U.S. Underwriter from whom the person asserting any such losses, claims, liabilities, expenses or damages purchased Shares, or any director, officer, employee or agent of, or person controlling, such U.S. Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such U.S. Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, liability, expense or damage. This indemnity agreement will be in addition to any liability that the Selling Shareholders might otherwise have.

       (d) Each U.S. Underwriter will indemnify and hold harmless the Company, the Selling Shareholders, each person, if any, who controls the Company or the Selling Shareholders within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, each director of the Company, each officer of the Company who signs the Registration Statement and each other director, officer, employee or agent of the Company or any Selling Shareholder to the same extent as the foregoing indemnities from each of the Company and the Selling Shareholders to each U.S. Underwriter, but only insofar as losses, claims, liabilities, expenses or damages arise out of or are based on (i) any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to any U.S. Underwriter furnished in writing to the Company by the Representatives expressly for use in the Registration Statement, any United States Preliminary Prospectus or the United States Prospectus or any amendment or supplement thereto, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus as amended or supplemented if the Company shall have furnished any amendments or supplements thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if the person asserting such losses, claims, liabilities, expenses or damages purchased Shares from a U.S. Underwriter and a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such U.S. Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, liability, expense or damage. This indemnity will be in addition to any liability that each U.S. Underwriter might otherwise have.

       (e) Any party that proposes to assert the right to be indemnified under this Section 7 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 7, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section 7 unless, and only to the extent that, such omission results in material prejudice to, including the forfeiture of substantive rights or defenses by, the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless
(1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld).

       (f) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 7 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company, the Selling Shareholders or the U.S. Underwriters, the Company, the Selling Shareholders and the U.S. Underwriters will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by a party from persons other than another party such as persons who control the party within the meaning of the Act, officers of the Company who signed the Registration Statement and directors of the Company, who also may be liable for contribution) to which the Company or the Selling Shareholders and any one or more of the U.S. Underwriters may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company and Selling Shareholders on the one hand and the U.S. Underwriters on the other and the relative fault of the Company and the Selling Shareholders, on the one hand, and the U.S. Underwriters, on the other, with respect to the statements or omissions which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. The relative benefits received by the Company and the Selling Shareholders on the one hand and the U.S. Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareholders bear to the total underwriting discounts and commissions received by the U.S. Underwriters, in each case as set forth in the table on the cover page of the Prospectus. Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Shareholders or the Representatives on behalf of the U.S. Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholders and the U.S. Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 7(f) were to be determined by pro rata allocation (even if the U.S. Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 7(f) shall be deemed to include, for purpose of this Section 7(f), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 7(f), no U.S. Underwriter shall be required to contribute any amount in excess of the underwriting discounts received by it, and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The U.S. Underwriters' obligations to contribute as provided in this Section 7(f) are several in proportion to their respective underwriting obligations and not joint. The Selling Shareholders' obligations to contribute as provided in this Section 7(f) are several in proportion to the Shares sold by such Selling Shareholders and not joint. For purposes of this Section 7(f), any person who controls a party to this Agreement within the meaning of the Act will have the same rights to contribution as that party, and each officer of the Company who signed the Registration Statement and each other officer, director, employee and agent will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 7(f), will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 7(f), unless, and only to the extent that, such failure results in material prejudice to such party. No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

       (g)  The indemnity and contribution agreements contained in this
Section 7 and the representations and warranties of the Company and the Selling Shareholders contained in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the U.S. Underwriters, the Selling Shareholders, the Company, or any of their respective directors, officers, controlling persons, employees or agents, (ii) acceptance of any of the Shares and payment therefor or (iii) any termination of this Agreement.

   8. Termination. The obligations of the several U.S. Underwriters under this Agreement may be terminated at any time prior to the Closing Date (or, with respect to the Option Shares, on or prior to the Option Closing Date), by notice to the Company from the Representatives, without liability on the part of any U.S. Underwriter to the Company or any Selling Shareholder, if, prior to delivery and payment for the Shares (or the Option Shares, as the case may be), in the sole judgment of the Representatives, (i) trading in any of the equity securities of the Company shall have been suspended by the Commission or by an exchange that lists the Shares, (ii) trading in securities generally on the New York Stock Exchange or American Stock Exchange shall have been suspended or limited or minimum or maximum prices shall have been generally established on such exchange, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by such exchange or by order of the Commission or any court or other governmental authority, (iii) a general banking moratorium shall have been declared by either Federal or New York State authorities or (iv) any material adverse change in the financial or securities markets in the United States or in political, financial or economic conditions in the United States or any outbreak or material escalation of hostilities or declaration by the United States of a national emergency or war or other calamity or crisis shall have occurred, the effect of any of which is such as to make it, in the sole judgment of the Representatives, impracticable or inadvisable to market the Shares on the terms and in the manner contemplated by the Prospectus.

   9. Substitution of Underwriters. If any one or more of the U.S. Underwriters shall fail or refuse to purchase any of the U.S. Firm Shares which it or they have agreed to purchase hereunder, and the aggregate number of U.S. Firm Shares which such defaulting U.S. Underwriter or

U.S. Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of U.S. Firm Shares, the other U.S. Underwriters shall be obligated, severally, to purchase the U.S. Firm Shares which such defaulting U.S. Underwriter or U.S. Underwriters agreed but failed or refused to purchase, in the proportions which the number of U.S. Firm Shares which they have respectively agreed to purchase pursuant to Section 1 bears to the aggregate number of U.S. Firm Shares which all such non-defaulting U.S. Underwriters have so agreed to purchase, or in such other proportions as the Representatives may specify; provided that in no event shall the maximum number of U.S. Firm Shares which any U.S. Underwriter has become obligated to purchase pursuant to Section 1 be increased pursuant to this Section 9 by more than one-ninth of the number of U.S. Firm Shares agreed to be purchased by such U.S. Underwriter without the prior written consent of such U.S. Underwriter. If any U.S. Underwriter or U.S. Underwriters shall fail or refuse to purchase any U.S. Firm Shares and the aggregate number of U.S. Firm Shares which such defaulting U.S. Underwriter or U.S. Underwriters agreed but failed or refused to purchase exceeds one-tenth of the aggregate number of the U.S. Firm Shares and arrangements satisfactory to the Representatives, the Company and the Selling Shareholders for the purchase of such U.S. Firm Shares are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting U.S. Underwriter, or the Company or any Selling Shareholder for the purchase or sale of any Shares under this Agreement. In any such case either the Representatives or the Company and the Selling Shareholders shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the United States Prospectus or in any other documents or arrangements may be effected. Any action taken pursuant to this Section 9 shall not relieve any defaulting U.S. Underwriter from liability in respect of any default of such U.S. Underwriter under this Agreement.

   10. U.S. Distribution. Each U.S. Underwriter represents and agrees that, except for (x) sales between the U.S. Underwriters and the International Underwriters pursuant to Section 1 of the Agreement Between U.S. Underwriters and International Underwriters and (y) stabilization transactions contemplated in Section 3 thereof conducted as part of the distribution of the Shares, (a) it is not purchasing any of the U.S. Shares for the account of anyone other than a United States Person and (b) it has not offered or sold, and will not offer or sell, directly or indirectly, any of the U.S. Shares or distribute any prospectus relating to the U.S. Shares to any person outside the United States or to anyone other than a United States Person, and any dealer to whom it may sell any of the U.S. Shares will represent that it is not purchasing any of the U.S. Shares for the account of anyone other than a United States Person and will agree that it will not offer or resell such U.S. Shares directly or indirectly to any person outside the United States or to anyone other than a United States Person or to any other dealer who does not so represent and agree.

   The U.S. Underwriters further confirm that in determining their net commitment for short account pursuant to Section 7 of the Amended and Restated Master Agreement Among Underwriters dated as of June 11, 1984, there shall be subtracted any Shares purchased for such U.S. Underwriters' account pursuant to Section 1 of the Agreement Between U.S. Underwriters and International Underwriters.

   11. Miscellaneous. Notice given pursuant to any of the provisions of this Agreement shall be in writing and, unless otherwise specified, shall be mailed or delivered (a) if to the Company, at the office of the Company, 201 West Big Beaver Road, Suite 1040, Troy, Michigan 48084, Attention: President, (b) if to any Selling Shareholder other than ING Capital, to Oppenheimer, Oppenheimer Tower, World Financial Center, 200 Liberty Street, New York, New York 10281,
Attention: Sam Kim, (c) if to ING Capital, at its office, 135 East 57th Street, New York, New York 10022-2101, Attention: Benjamin Geiss/Olivier Trouveroy, or
(d) if to the U.S. Underwriters, to the Representatives at the offices of PaineWebber, 1285 Avenue of the Americas, New York, New York 10019,
Attention: Corporate Finance Department. Any such notice shall be effective only upon receipt. Any notice under Section 8 or 9 may be made by telex or telephone, but if so made shall be subsequently confirmed in writing.

   This Agreement has been and is made solely for the benefit of the several U.S. Underwriters, the Company and the Selling Shareholders and of the controlling persons, directors and officers, employees and agents referred to in Section 7, and their respective successors and assigns, and, except as set forth in the International Underwriting Agreement, no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" as used in this Agreement shall not include a purchaser, as such purchaser, of U.S. Shares from any of the several U.S. Underwriters.

   Any action required or permitted to be taken by the Representatives under this Agreement may be taken by them jointly or by PaineWebber.

   THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

   This Agreement may be signed in two or more counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

   In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

   The Company, the Selling Shareholders and the U.S. Underwriters each hereby irrevocably waive any right they may have to a trial by jury in respect of any claim based upon or arising out of this Agreement or the transactions contemplated hereby.

   Please confirm that the foregoing correctly sets forth the agreement among the Company, the Selling Shareholders and the several U.S. Underwriters.

                                                Very truly yours,

                                                LARIZZA INDUSTRIES, INC.


                                                By:
                                                   ------------------------
                                                     Name:
                                                     Title:

                                                INTERNATIONALE NEDERLANDEN
                                                (U.S.) CAPITAL CORPORATION

                                                By:
                                                   ------------------------
                                                     Name:
                                                     Title:

                                                OPPENHEIMER & CO., INC.


                                                By:
                                                   ---------------------------
                                                     Name:
                                                     Title:

                                                OPPENHEIMER HORIZON PARTNERS,
                                                L.P.

                                                By:  [Name of General Partner]
                                                     -------------------------
                                                     Name:
                                                     Title: General Partner


                                                By:
                                                   ---------------------------
                                                     Name:
                                                     Title:





                                                OPPENHEIMER INSTITUTIONAL
                                                HORIZON PARTNERS, L.P.

                                                By:  [Name of General Partner]
                                                     -------------------------
                                                     Name:
                                                     Title: General Partner


                                                By:
                                                   ---------------------------
                                                     Name:
                                                     Title:

                                                OPPENHEIMER INTERNATIONAL
                                                HORIZON FUND, LTD.


                                                By:
                                                   ---------------------------
                                                     Name:
                                                     Title:

                                                THE & TRUST



                                                By:
                                                   ---------------------------
                                                     Name:
                                                     Title: Trustee

Confirmed as of the date first
above mentioned:

PAINEWEBBER INCORPORATED
MCDONALD & COMPANY SECURITIES, INC.
RONEY & CO.
Acting on behalf of themselves and
as the Representatives of the
other several U.S. Underwriters
named in Schedule II hereof.

PAINEWEBBER INCORPORATED


By:
   ----------------------
   Name:
   Title:

MCDONALD & COMPANY SECURITIES, INC.


By:
   ----------------------
   Name:
   Title:

RONEY & CO.


By:
   ----------------------
   Name:
   Title:

                                   SCHEDULE I

                              SELLING SHAREHOLDERS


                                                                                         Total Number of
              Name of Selling                                                            U.S. Firm Shares
                 Shareholder                                                                to be Sold
              ---------------                                                            ----------------
 Internationale Nederlanden (U.S.) Capital
 Corporation

 Oppenheimer & Co., Inc.

 Oppenheimer Horizon Partners, L.P.
 Oppenheimer Institutional Horizon
 Partners, L.P.

 Oppenheimer International Horizon Fund,
 Ltd.

 The & Trust
                                                                                              --------

                                                                                              6,626,440
                                                                                              ---------
                                                                                              ---------

                                  SCHEDULE II

                                  UNDERWRITERS



                                                                                            Number of U.S.
                                                                                              Firm Shares
                     Name                                                                   to be Purchased
                     ----                                                                   ---------------
 PaineWebber Incorporated

 McDonald & Company Securities, Inc.

 Roney & Co.






                                                                                                -------
 Total . . . . . . . . . . . . . . . . . .                                                     6,626,440
                                                                                               ---------
                                                                                               ---------

                                                                       EXHIBIT A





                            LARIZZA INDUSTRIES, INC.

                       U.S. PRICE DETERMINATION AGREEMENT
                       ----------------------------------

                                                                  April __, 1994



PAINEWEBBER INCORPORATED
MCDONALD & COMPANY SECURITIES, INC.
RONEY & CO.
  As Representatives of the several U.S. Underwriters
c/o PaineWebber Incorporated
1285 Avenue of the Americas
New York, New York 10019

Dear Sirs:

            Reference is made to the Underwriting Agreement, dated April
__, 1994 (the "U.S. Underwriting Agreement"), among Larizza Industries, Inc., an Ohio corporation (the "Company"), the Selling Shareholders named in Schedule I thereto (the "Selling Shareholders"), and the several U.S. Underwriters named in Schedule II thereto or hereto (the "U.S. Underwriters"), for whom PaineWebber Incorporated, McDonald & Company Securities, Inc. and Roney & Co. are acting as representatives (the "Representatives"). The U.S. Underwriting Agreement provides for the purchase by the U.S. Underwriters from the Selling Shareholders, subject to the terms and conditions set forth therein, of an aggregate of 6,626,440 shares (the "U.S. Firm Shares") of the Company's common stock, no par value per share. This Agreement is the U.S. Price Determination Agreement referred to in the U.S. Underwriting Agreement.

            Pursuant to Section 1 of the U.S. Underwriting Agreement, the undersigned agree with the Representatives as follows:

                          1.  The public offering price per share for the U.S.
Firm Shares shall be $_______.

                          2.      The purchase price per share for the U.S.
Firm Shares to be paid by the several U.S. Underwriters shall be $_______ representing an amount equal to the public offering price set forth above, less $______ per share.

            The Company represents and warrants to each of the U.S. Underwriters that the representations and warranties of the Company set forth in Section 3 of the U.S. Underwriting Agreement are accurate as though expressly made at and as of the date hereof.

            Each Selling Shareholder represents and warrants to each of the U.S. Underwriters that the representations and warranties of such Selling Shareholder set forth in Section 4 of the U.S. Underwriting Agreement are accurate as though expressly made at and as of the date hereof.

            As contemplated by the U.S. Underwriting Agreement, attached as Schedule II is a completed list of the several U.S. Underwriters, which shall be a part of this Agreement and the U.S. Underwriting Agreement.

            THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

            If the foregoing is in accordance with your understanding of the agreement among the U.S. Underwriters, the Company and the Selling Shareholders, please sign and return to the Company a counterpart hereof, whereupon this instrument along with all counterparts and together with the U.S. Underwriting Agreement shall be a binding agreement among the U.S. Underwriters, the Company and the Selling Shareholders in accordance with its terms and the terms of the U.S. Underwriting Agreement.


                                             Very truly yours,

                                             LARIZZA INDUSTRIES, INC.


                                             By:
                                                 ------------------------
                                                   Name:
                                                   Title:

                                             INTERNATIONALE NEDERLANDEN (U.S.)
                                             CAPITAL CORPORATION


                                             By:
                                                 ------------------------
                                                   Name:
                                                   Title:

                                             OPPENHEIMER & CO., INC.


                                             By:
                                                 ------------------------
                                                   Name:
                                                   Title:

                                             OPPENHEIMER HORIZON PARTNERS, L.P.

                                             By:   [Name of General Partner]
                                                   -------------------------
                                                   Name:
                                                   Title: General Partner


                                             By:
                                                ----------------------------
                                                   Name:
                                                   Title:


                                             OPPENHEIMER INSTITUTIONAL HORIZON
                                             PARTNERS, L.P.

                                             By:   [Name of General Partner]
                                                   -------------------------
                                                   Name:
                                                   Title: General Partner


                                             By:
                                                ----------------------------
                                                   Name:
                                                   Title:


                                             OPPENHEIMER INTERNATIONAL HORIZON
                                             FUND, LTD.



                                             By:
                                                ----------------------------
                                                   Name:
                                                   Title:


                                             THE & TRUST



                                             By:
                                                ----------------------------
                                                   Name:
                                                   Title: Trustee

Confirmed as of the date
  first above mentioned:


PAINEWEBBER INCORPORATED
MCDONALD & COMPANY SECURITIES, INC.
RONEY & CO.
Acting on behalf of themselves and as
the Representatives of the other
several U.S. Underwriters named in
Schedule II hereof.


PAINEWEBBER INCORPORATED


By:
    ------------------------
    Name:
    Title:


MCDONALD & COMPANY SECURITIES, INC.


By:
    ------------------------
    Name:
    Title:


RONEY & CO.


By:
    ------------------------
    Name:
    Title:

                                                                       EXHIBIT B



                               CUSTODY AGREEMENT
                               -----------------

            CUSTODY AGREEMENT, dated April ___, 1994, among Internationale Nederlanden (U.S.) Capital Corporation, as Custodian (the "Custodian"), and the persons listed on Annex I hereto (the "Selling Shareholders").

            Larizza Industries, Inc., an Ohio corporation (the "Company"), has filed a Registration Statement (the "Registration Statement") with the Securities and Exchange Commission to register for sale to the public under the Securities Act of 1933, as amended (the "Act"), shares of the Company's common stock, no par value per share (the "Common Stock").

            The shares to be covered by the Registration Statement shall consist of (a) 8,283,040 shares of Common Stock (the "Shares") to be sold by current shareholders of the Company (each a "Selling Shareholder" and collectively the "Selling Shareholders") and (b) 1,240,000 shares of Common Stock to be sold by the Company in the event of the exercise of the over-allotment option.

            1. A custody arrangement is hereby established by the Selling Shareholders with the Custodian with respect to the Shares, and the Custodian is hereby instructed to act in accordance with this Agreement and any amendments or supplements hereto authorized by the Selling Shareholders.

            2. There are herewith delivered to the Custodian, and the Custodian hereby acknowledges receipt of, certificates representing the Shares, which certificates have been endorsed in blank or are accompanied by duly executed stock powers, in each case with all signatures guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange, Inc., the American Stock Exchange, Inc. or a member of the National Association of Securities Dealers, Inc. Such certificates are to be held by the Custodian for the account of the Selling Shareholders and are to be disposed of by the Custodian in accordance with this Agreement.

            3. The Custodian is authorized and directed by the Selling Shareholders:

                     (a) To hold the certificates representing the Shares delivered by the Selling Shareholders in its custody;

                     (b) On or immediately prior to the settlement date for any Shares sold pursuant to the Registration Statement (the "Closing Date"), to cause such Shares to be transferred on the books of the Company into such names as the Custodian shall have been instructed by the representatives (the "Representatives") of the several U.S. Underwriters (the "U.S. Underwriters") or the managers (the "Managers") of the several International Underwriters (the "International Underwriters"), as the case may be; to cause to be issued, against surrender of the certificates for the Shares, a new certificate or certificates for such Shares, free of any restrictive legend, registered in such name or names; to deliver such new certificates representing such Shares to the Representatives or Managers, as instructed by the Representatives or Managers, as the case may be, on the Closing Date for their account or accounts against full payment therefor; and to give receipt for such payment;

                     (c) To disburse such payments to each Selling Shareholder pursuant to the written instructions thereof, on the Closing Date, a sum equal to the share of the proceeds to which such Selling Shareholder is entitled.

                 4. Subject in each case to the indemnification obligations set forth in Section 7, in the event Shares of any Selling Shareholder are not sold prior to April 29, 1994, the Custodian shall deliver to such Selling Shareholder as soon as practicable after such date, certificates representing such Shares deposited by such Selling Shareholder. Certificates returned to any Selling Shareholder shall be returned with any related stock powers, and any new certificates issued to the Selling Shareholders with respect to such Shares shall bear any appropriate legend reflecting the unregistered status thereof under the Act.

                 5. This Agreement is for the express benefit of the Company and the Selling Shareholders, the U.S. Underwriters, the Representatives, the International Underwriters and the Managers. The obligations and authorizations of the Selling Shareholders hereunder are irrevocable and shall not be terminated by any act of any Selling Shareholder or by operation of law, whether by the liquidation of any Selling Shareholder or by the occurrence of any other event or events (including, without limitation, the termination of any trust or estate for which any Selling Shareholder is acting as a fiduciary or fiduciaries), and if after the execution hereof any Selling Shareholder is liquidated, or if any other event or events shall occur before the delivery of such Selling Shareholder's Shares hereunder to the Representatives or the Managers, as the case may be, such Shares shall be delivered to the Representatives or the Managers, as the case may be, in accordance with the terms and conditions of this Agreement, as if such event had not occurred, regardless of whether or not the Custodian shall have received notice of such event.

                 6. Until payment of the purchase price for the Shares has been made to the Selling Shareholders or to the Custodian, the Selling Shareholders shall remain the owner of (and shall retain the right to receive dividends and distributions on, and to vote) the number of Shares delivered by each of them to the Custodian hereunder. Until such payment in full has been made or until the offering of Shares has been terminated, each Selling Shareholder agrees that it will not give, sell, pledge, hypothecate, grant any lien on, transfer, deal with or contract with respect to the Shares and any interests therein.

                 7. The Custodian shall assume no responsibility to any person other than to deal with the certificates for the Shares and the proceeds from the sale of the Shares represented thereby in accordance with the provisions hereof, and the Selling Shareholders, severally and not jointly, hereby agree to indemnify the Custodian for and to hold the Custodian harmless against any and all losses, claims, damages or liabilities incurred on its part arising out of or in connection with it acting as the Custodian pursuant hereto, as well as the cost and expenses of investigating and defending any such losses, claims, damages or liabilities, except to the extent such losses, claims, damages or liabilities are due to the negligence or bad faith of the Custodian. The Selling Shareholders agree that the Custodian may consult with counsel of its own choice (who may be counsel for the Company or counsel to the Selling Shareholders), and the Custodian shall have full and complete authorization and protection for any action taken or suffered by the Custodian hereunder in good faith and in accordance with the opinion of such counsel.

                 8. Each of the Selling Shareholders, jointly and not severally, hereby represents and warrants that: (a) it has, and at the time of delivery of its Shares to the Representatives or the Managers, as the case may be, it will have, full power and authority to enter into this Agreement, to carry out the terms and provisions hereof and to make all of the representations, warranties and agreements contained herein; and (b) this Agreement is the valid and binding agreement of such Selling Shareholder and is enforceable against such Selling Shareholder in accordance with its terms.

                 9. The Custodian's acceptance of this Agreement by the execution hereof shall constitute an acknowledgement by the Custodian of the authorization herein conferred and shall evidence the Custodian's agreement to carry out and perform this Agreement in accordance with its terms.

                 10. This Agreement may be executed in two or more counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument. Execution by the Custodian of one counterpart hereof and its delivery thereof to the Selling Shareholders shall constitute the valid execution of this Agreement by the Custodian.

                 11. This Agreement shall be binding upon the Custodian, each of the Selling Shareholders and the respective heirs, legal representatives, distributees, successors and assigns of the Selling Shareholders.

                 12. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                 13. Any notice given pursuant to this Agreement shall be deemed given if in writing and delivered in person, or if given by telephone or telegraph if subsequently confirmed by letter: (i) if to a Selling Shareholder, to his address set forth in Annex I; and (ii) if to the Custodian, to it at ___________________.

                 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



                                     ______________________________

                                     ______________________________,
                                     as Custodian



                                     INTERNATIONALE NEDERLANDEN (U.S.)
                                     CAPITAL CORPORATION

                                             By:
                                                ----------------------------
                                                   Name:
                                                   Title:

                                             OPPENHEIMER & CO., INC.


                                             By:
                                                ----------------------------
                                                   Name:
                                                   Title:


                                             OPPENHEIMER HORIZON PARTNERS, L.P.

                                             By:   [Name of General Partner]
                                                   -------------------------
                                                   Name:
                                                   Title: General Partner


                                             By:
                                                ----------------------------
                                                   Name:
                                                   Title:


                                             OPPENHEIMER INSTITUTIONAL HORIZON
                                             PARTNERS, L.P.

                                             By:   [Name of General Partner]
                                                   -------------------------
                                                   Name:
                                                   Title: General Partner


                                             By:
                                                ----------------------------
                                                   Name:
                                                   Title:


                                             OPPENHEIMER INTERNATIONAL HORIZON
                                             FUND, LTD.



                                             By:
                                                ----------------------------
                                                   Name:
                                                   Title:

                                             THE & TRUST



                                             By:
                                                -------------------------
                                                    Name:
                                                    Title: Trustee

                                    Annex I
                                    -------

 Names and Addresses of
  Selling Shareholders                                                                     Shares to be Sold
 ----------------------                                                                    -----------------
 Internationale Nederlanden (U.S.) Capital Corporation                                           5,176,900
 135 East 57th Street
 New York, New York  10022

 Oppenheimer & Co., Inc.                                                                            47,243
 Oppenheimer Tower
 One World Financial Center
 New York, New York  10281

 Oppenheimer Horizon Partners, L.P.                                                              1,429,751
 c/o Oppenheimer & Co., Inc.
 Oppenheimer Tower
 One World Financial Center
 New York, New York  10281

 Oppenheimer Institutional Horizon Partners, L.P.                                                1,386,468
 c/o Oppenheimer & Co, Inc.
 Oppenheimer Tower
 One World Financial Center
 New York, New York  10281

 Oppenheimer International Horizon Fund, Ltd.                                                      139,981
 c/o CITCO
 CITCO Building
 Wickhams Cay
 P.O. Box 662
 Road Town, Tortola
 British Virgin Islands

 The & Trust                                                                                       102,697
 c/o Oppenheimer & Co., Inc.
 Oppenheimer Tower
 One World Financial Center
 New York, New York  10281





                                                                                                __________

 Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           8,283,040
                                                                                                 ---------
                                                                                                 ---------

                                                                       EXHIBIT C
                                                                       ---------


                                                                  April __, 1994



PAINEWEBBER INCORPORATED
MCDONALD & COMPANY SECURITIES, INC.
RONEY & CO.
 As Representatives of the
 several U.S. Underwriters
c/o PaineWebber Incorporated
1285 Avenue of the Americas
New York, New York  10019

PAINEWEBBER INTERNATIONAL (U.K.) LTD.
MCDONALD & COMPANY SECURITIES, INC.
 As Managers of the several
 International Underwriters
c/o PaineWebber International (U.K.) Ltd.
1 Finsbury Avenue
London ECZM 2PA ENGLAND


Dear Sirs:

           In consideration of the agreement of (i) the several U.S. Underwriters, for which PaineWebber Incorporated, McDonald & Company Securities, Inc. and Roney & Co. (the "Representatives") intend to act as Representatives and (ii) the several international Underwriters, for which PaineWebber International (U.K.) Ltd. and McDonald & Company Securities, Inc. (the "Managers") intend to act as Managers, to underwrite a proposed public offering (the "Offering") of 8,283,040 shares of Common Stock, no par value per share (the "Common Stock"), of Larizza Industries, Inc., an Ohio corporation, as contemplated by a registration statement with respect to such shares filed with the Securities and Exchange Commission on Form S-1 (Registration No. 033-52641), the undersigned hereby agrees that the undersigned will not, for a period of 90 days after the commencement of the public offering of such shares, without the prior written consent of PaineWebber Incorporated, offer to sell, sell, contract to sell or otherwise dispose of any shares of Common Stock.

                                            Very truly yours,

                                            By:________________________

                                            Print Name: _______________________

                                                                       EXHIBIT D
                                                                       ---------

                             Form of opinion of U.S.
                             Counsel to the Company
                             -----------------------


                 1. The Company and each of its subsidiaries incorporated in a state of the United States is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, is duly qualified under the laws of the State of Michigan (with respect to the Company and Manchester Plastics, Ltd. only) to transact business in such State, and has all requisite corporate power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus.

                 2. All of the outstanding shares of Common Stock have been, and the Shares, when issued, delivered and paid for by the U.S. Underwriters and International Underwriters in accordance with the terms of the Agreement and the International Underwriting Agreement, will be, duly authorized, validly issued, fully paid and nonassessable and will not be subject to any preemptive or similar right arising under the Ohio General Corporation Law or the Company's Articles of Incorporation (the "Articles") or Code of Regulations.

                 3. No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is legally required for the authorization, issuance, transfer, sale or delivery of the Shares by the Company pursuant to the Agreement and the International Underwriting Agreement, or for the execution, delivery and performance of the Agreement or the International Underwriting Agreement by the Company, except such as, based solely on a telephone conversation with a member of the staff of the Commission, have been obtained under the Act and the Rules and Regulations and such as may be required by the by-laws and rules of the NASD in connection with the purchase and distribution by the U.S. Underwriters and International Underwriters of the Shares and such as may be required under state or foreign securities or Blue Sky laws. All references in this opinion to the Agreement and the International Underwriting Agreement shall include the U.S. Price Determination Agreement and the International Price Determination Agreement, respectively.

                 4. Based solely on a review of the Articles and the Company's minute books, the authorized and outstanding capital stock of the Company is as set forth in the Registration Statement and the Prospectus under the caption "Capitalization". The description of the Common Stock under the caption "Description of Capital Stock" in the Prospectus, to the extent it constitutes statements of law or legal conclusions, conforms in all material respects to the terms thereof contained in the Articles.

                 5. The Registration Statement and the Prospectus comply in all material respects as to form with the requirements of the Act and the Rules and Regulations (except that we express no opinion as to financial statements, schedules and other financial data contained in the Registration Statement or the Prospectus).

                 6. We have participated in the preparation of the Registration Statement and the Prospectus and nothing has come to our attention which has caused us to believe that, both as of the Effective Date and as of the date of this opinion, the Registration Statement, or any amendment thereto, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that any Prospectus or any amendment or supplement thereto as of its date and as of the date of this opinion, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading (except that we express no opinion as to financial statements, schedules and other financial data contained in the Registration Statement or the Prospectus).

                 7. Based solely on telephone calls with members of the staff of the Commission, the Registration Statement has become effective under the Act and, to our actual knowledge, no order suspending the effectiveness of the Registration Statement has been issued under the Act and no proceeding for that purpose has been instituted or is threatened by the Commission.

                 8. To our actual knowledge, no contracts, instruments or other documents are required to be summarized or disclosed or filed in or with the Registration Statement or Prospectus which have not been so summarized or disclosed or filed.

                 9. All descriptions in the Prospectus of statutes, regulations or legal or governmental proceedings are accurate and fairly present the information required to be shown.

                 10. The Company has all requisite corporate power and authority to execute, deliver and comply with its obligations under the Agreement and the International Underwriting Agreement. Execution, delivery and performance of each of the Agreement and the International Underwriting Agreement have been duly authorized by all requisite corporate action, and each such agreement has been executed and delivered by the Company and constitutes a valid and binding obligation of the Company and, except for the indemnification and contribution provisions thereof, as to which we express no opinion, is enforceable against the Company in accordance with the terms thereof.

                 11. The execution and delivery of the Agreement and the International Underwriting Agreement by the Company and the compliance by the Company with the terms of the Agreement and the International Underwriting Agreement (i) do not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any of its subsidiaries pursuant to the terms or provisions of, or constitute a breach of, or a default or result in the acceleration of any obligation under any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument included as an Exhibit to the Registration Statement and (ii) do not violate (A) the Articles or Code of Regulations of the Company, (B) the articles of incorporation or bylaws of General Nuclear Corp., (C) any laws which are known to us to be applicable to the Company where such violation would reasonably be expected to have a material adverse effect upon the validity, performance or enforceability of any of the terms of the Agreement or the International Underwriting Agreement applicable to the Company, or (D) based solely on a review of the results of a litigation search in the United States District Court for the Eastern District of Michigan and the Wayne County, Michigan Circuit Court (the "Searches"), any of their existing obligations under any judgment, ruling, decree or order, of any court or other governmental agency or body applicable to the Company or any of its subsidiaries (except that we express no opinion as to the securities or Blue Sky laws other than the Act).

                 12. Based solely on the Searches, we hereby confirm to you that, to our actual knowledge, there are no actions or proceedings pending or threatened against the Company or any of its subsidiaries, or any of their respective officers in their capacities as such, before any Federal or state court, governmental commission, regulatory body or administrative agency or other governmental body which is required to be described in the Registration Statement or Prospectus and which is not so described.

                 13. To our actual knowledge, the Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

                 14. Based solely on a telephone conversation with an employee of the American Stock Exchange, Inc., the Shares have been duly authorized for listing by the American Stock Exchange upon official notice of issuance.

                 In rendering the foregoing opinion, counsel may rely, to the extent they deem such reliance proper, on the opinions (in form and substance reasonably satisfactory to U.S. Underwriters' counsel) of other counsel reasonably acceptable to U.S. Underwriters' counsel as to matters governed by the laws of jurisdictions other than the United States and the State of Ohio, and as to matters of fact, upon certificates of officers of the Company, the Selling Shareholders and of government officials and the representations made in the Agreement and the International Underwriting Agreement. Copies of all such opinions and certificates shall be furnished to counsel to the U.S. Underwriters on the Closing Date.

                                                                       EXHIBIT E
                                                                       ---------

                           Form of opinion of Canadian
                             Counsel to the Company
                           ---------------------------


                 1. Each of the Company's subsidiaries incorporated in Canada (collectively, the "Canadian Subsidiaries") is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, is duly licensed or qualified to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such license or qualification necessary, has full corporate power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus and has all governmental licenses, permits, consents, orders, approvals and other authorizations necessary to carry on its business as contemplated in the Prospectus.

                 2. The execution and delivery of the Agreement and the International Underwriting Agreement by the Company, the consummation by the Company of the transactions therein contemplated and the compliance by the Company with the terms of the Agreement and the International Underwriting Agreement do not and will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of any of the Canadian Subsidiaries pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default or result in the acceleration of any obligation under, the articles of incorporation or by-laws of any of the Canadian Subsidiaries, any indenture, mortgage, deed or trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument known to us to which any of the Canadian Subsidiaries is a party or by which they or any of their properties is bound or affected, or any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of any of the Canadian Subsidiaries.

                 3. We know of no actions, suits or proceedings pending or threatened against or affecting any of the Canadian Subsidiaries or the business, properties, business prospects, condition (financial or otherwise) or results of operations of any of the Canadian Subsidiaries, or any of their respective officers in their capacities as such, before or by any Canadian court, commission, regulatory body, administrative agency or other governmental body, wherein an unfavorable ruling, decision or finding might materially and adversely affect the Company or any of the Canadian Subsidiaries or their business, properties, business prospects, condition (financial or otherwise) or results of operations, except as set forth in or contemplated by the Registration Statement and the Prospectus.

                 4. To the best of our knowledge, none of the Canadian Subsidiaries is in violation of its articles of incorporation, by-laws or other charter documents or in default (nor has an event occurred which with notice or lapse of time or both would constitute a default or acceleration) in the performance of any obligation, agreement or condition contained in any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument known to us to which any of the Canadian Subsidiaries is a party or by which it or its properties is bound or affected and none of the

Canadian Subsidiaries is in violation of any judgment, ruling, decree, order, franchise, license or permit known to us or any statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of any of the Canadian Subsidiaries, which violation or default might have a material adverse effect on the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company or any of the Canadian Subsidiaries.

                 Copies of all such opinions and certificates shall be furnished to counsel to the U.S. Underwriters on the Closing Date.

                                                                       EXHIBIT F
                                                                       ---------



                                 Form of Opinion
                                of Counsel to the
                              Selling Shareholders
                              --------------------


                 1. Each of the Selling Shareholders has full power and authority to enter into the Agreement, the International Underwriting Agreement and the Custody Agreement and to sell, transfer and deliver such Shares pursuant to the Agreement, the International Underwriting Agreement and the Custody Agreement. All authorizations and consents necessary for the execution and delivery of the Agreement, the International Underwriting Agreement and the Custody Agreement by each of the Selling Shareholders has been given. To such counsel's knowledge, the delivery of the Shares on behalf of the Selling Shareholders pursuant to the terms of the Agreement and the International Underwriting Agreement and payment therefor by the U.S. Underwriters or International Underwriters, as the case may be, will transfer good and marketable title to the Shares to the several U.S. Underwriters or several International Underwriters, as the case may be, purchasing the Shares, free and clear of all liens, encumbrance and claims whatsoever. In rendering such opinion, such counsel may assume that the U.S. Underwriters and International Underwriters are purchasing the Shares in good faith and without notice of any adverse claims within the meaning of Section 8-302 of the Uniform Commercial Code as in effect in the State of New York.

                 2. Each of the Agreement, the International Underwriting Agreement and the Custody Agreement has been duly authorized, executed and delivered by each of the Selling Shareholders, is a valid and binding agreement of each Selling Shareholder and, except for the indemnification and contribution provisions of the Agreement and the International Underwriting Agreement and subject to applicable bankruptcy laws, the Agreement, the International Underwriting Agreement and the Custody Agreement are enforceable against the Selling Shareholders in accordance with the terms thereof.

                 3. No consent, approval, authorization or order of, or any filing or declaration with, any New York or federal court or governmental agency or body is required in connection with the authorization, issuance, transfer, sale or delivery of the Shares by or on behalf of the Selling Shareholders, in connection with the execution, delivery and performance of the Agreement, the International Underwriting Agreement and the Custody Agreement by the Selling Shareholders or in connection with the taking by or on behalf of the Selling Shareholders of any action contemplated thereby, except such as may be required under the Act or the Rules and Regulations and the securities or Blue Sky laws or by the by-laws and rules of the NASD in connection with the purchase and distribution by the U.S. Underwriters or International Underwriters, as the case may be, of the Shares to be sold by the Selling Shareholders.

                 4. The execution and delivery of the Agreement, the International Underwriting Agreement and the Custody Agreement by the Selling Shareholders, the consummation by the Selling Shareholders of the transactions therein contemplated and the compliance by the Selling Shareholders


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
with the terms thereof do not and will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Selling Shareholders pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under or result in the acceleration of any obligation under, the certificate of incorporation or by-laws of any corporate Selling Shareholder, any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument known to such counsel to which any Selling Shareholder is a party or by which it or any of its properties is bound or affected, or any statute, judgment, ruling, decree, order, rule or regulation of any court or other governmental agency or body applicable to any Selling Shareholder, which breach, violation or default would have a materially adverse effect on any Selling Shareholder (except that such counsel need not express any opinion to the securities or Blue Sky laws of any jurisdiction other than the United States).

                 5. Under the laws of the State of New York and the federal income tax laws, there are no transfer or similar taxes payable in connection with the sale and delivery of the Shares by the Selling Shareholders to the several U.S. Underwriters or International Underwriters, as the case may be, except as specified in such opinion.

             In rendering the foregoing opinion, counsel may rely, to the extent they deem such reliance proper, on the opinions (in form and substance reasonably satisfactory to U.S. Underwriters' counsel) of other counsel reasonably acceptable to U.S Underwriters' counsel as to matters governed by the laws of jurisdictions other than the United States and the State of New York, and as to matters of fact, upon certificates of the Selling Shareholders and of government officials; provided that such counsel shall state that the opinion of any other counsel is in form satisfactory to such counsel and, in such counsel's opinion, such counsel and the Representatives and the Managers are justified in relying on such opinions of other counsel. Copies of all such opinions and certificates shall be furnished to counsel to the U.S. Underwriters on the Closing Date.


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